FORM OF DEMAND PROMISSORY NOTE
AND SECURITY AGREEMENT

TO:	Dealer Services Corporation
1320 City Center Drive
Suite 100
Carmel, Indiana 46032

FOR VALUE RECEIVED, the undersigned dealer (“Dealer”) promises to pay to the order of Dealer Services Corporation, a Delaware corporation (“DSC”), with its principal office at 1320 City Center Drive, Suite 100, Carmel, Indiana 46032 or such other place as DSC may designate in writing, in lawful money of the United States of America, the principal sum of ___________________________ ($_______________) (the “Credit Limit”) or such greater or lesser sum which may be advanced from time to time, together with all costs, interest, fees, and expenses as provided for under this Note.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions contained herein, the parties agree as follows:

1. DEFINITIONS: Capitalized terms used in this Note without definition shall have the respective meanings as set forth below. All other terms in this Note shall be defined by the meanings provided for in the Uniform Commercial Code as provided for herein.

(a)	“Advance” shall mean any loan or payment in any amount made pursuant to this Note by DSC to Dealer or on Dealer’s behalf to any third party.

(b)	“ACH” shall mean all payments by, or on behalf of, Dealer to DSC made via a nationwide electronic funds transfer network processing electronic debit entries from Dealer’s bank accounts.

(c)

“Base Rate” shall mean the greater of that variable rate of interest or that fixed rate of interest as stated in the DSC Published Rate, Fee and Term Schedule, or in the event no DSC Published Rate, Fee and Term Schedule is published and effective, then 5.00%.

(d)	“Check” shall mean all payments by, or on behalf of, Dealer to DSC not made in cash, via certified funds, wire transfer or ACH.

(e)	“Collateral” shall have the meaning set forth in Paragraph 2 of this Note.

(f)	“Contract Rate” shall mean that rate of interest as stated on Dealer’s Term Sheet. Additionally, in the event no Term Sheet is executed and effective, then 4.25%.

(g)	“Credit Limit” shall mean the maximum amount Dealer may borrow at any one time under this Note.

(h)	“Credit Line” shall mean Dealer’s DSC floorplan line of credit pursuant to and under this Note.

(i)

“Dealer’s Place of Business” shall mean that place where the Collateral and Dealer’s books and records are kept, where Dealer’s operations are conducted from and/or if Dealer is a legally recognized business entity where Dealer’s registered office is located.

(j)	“Dealer’s Home Branch” shall mean the DSC branch location for which Dealer’s DSC Credit Line is assigned to by DSC for servicing and administration.

(k)

“Default Rate” shall mean that rate of interest as stated in the DSC Published Rate, Fee and Term Schedule, or in the event no DSC Published Rate, Fee and Term Schedule is published and effective, then 8%.

(l)	“DSC-Financed Inventory” shall mean any Unit now or hereafter acquired or retained by Dealer pursuant to an Advance under this Note.

(m)

“DSC Administrative Fee” shall mean any fee charged by DSC to Dealer for any service or process requested by Dealer or unilaterally undertaken by DSC, reasonable or necessary to administer or monitor the Credit Line, that is not a Floorplan Fee or DSC Universal Fee.

(n)

“DSC Published Rate, Fee and Term Schedule” shall mean that current schedule of universal interest rates and fees assessed by DSC, including DSC Universal Fees, late fees, fees relating to returned checks or ACH payments due to insufficient funds, the Base Rate, Risk Rate and Default Rate and notice of amendments to Terms and Conditions published by DSC via posting such schedule of such universal rates and fees and notice of amendment to Terms and Conditions at www.discoverdsc.com and posted at each DSC branch office or location.

(o)	“DSC Universal Fee” shall mean any published fee as stated in the DSC Published Rate, Fee and Term Schedule charged by DSC to Dealer.

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(p)	“Equipment” shall mean all goods other than Inventory held for sale, lease, or daily rental by Dealer in the ordinary course of business.

(q)	“Event of Default” shall have the meaning set forth in Paragraph 6 of this Note.

(r)	“Extension” shall mean that grant by DSC to Dealer of additional time that an Advance for an item of DSC-Financed Inventory becomes due and payable.

(s)

“Floorplan Fee” shall mean the fee charged by DSC to Dealer set forth on the Term Sheet for each individual item of DSC-Financed Inventory. Additionally, in the event no Term Sheet is executed and effective, then the Floorplan Fee shall be equal to One Hundred Fifty Dollars ($150.00).

(t)

“Interest” shall mean the aggregate rate of interest which accrues on all Liabilities owed by Dealer to DSC under or arising out of this Note by combining the Base Rate plus the applicable Contract Rate, Risk Rate or Default Rate.

(u)	“Inventory” shall mean all Units held by Dealer for wholesale or retail sale, lease, or rent.

(v)

“Liabilities” shall mean any and all Advances, debts, DSC-Financed Inventory Liabilities, financial obligations, DSC Administrative Fees, DSC Universal Fees, Interest, Floorplan Fees, NSF fees, late fees, charges, expenses, attorney fees, costs of collection, covenants, and duties owing, arising, due or payable from Dealer to DSC of any kind or nature, present of future, under any instrument, guaranty, or other document whether arising under this Note or any other agreement, whether directly or indirectly (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

(w)

“Maturity Date” shall mean the date an Advance for an item of DSC-Financed Inventory becomes due and payable. In the event the Maturity Date relating to a specific Advance for an item of DSC-Financed Inventory becomes due and payable falls on a federal banking holiday, Saturday or Sunday, the Maturity Date for such specific Advance shall be the next business date subsequent to such federal banking holiday, Saturday or Sunday.

(x)	“MSO” shall mean the manufacturer’s certificate of origin or other document evidencing ownership of a Unit issued by the manufacturer of the Unit.

(y)	“Note” shall mean this Demand Promissory Note and Security Agreement and all present and future amendments, modifications and addendums referenced herein.

(z)

“Period” shall mean that number of days set forth in the Term Sheet, beginning on the date of an Advance and ending on the Maturity Date, and any extension thereto, that an item of DSC-Financed Inventory will be financed by DSC to Dealer pursuant to the terms of this Note. Additionally, in the event no Term Sheet is executed and effective, then the Period shall be Thirty (30) days.

(aa)	“Purchase Money Inventory” shall mean a Unit acquired by Dealer pursuant to an Advance under this Note.

(bb)

“Risk Rate” shall mean that rate of interest as stated in the DSC Published Rate, Fee and Term Schedule, or in the event no DSC Published Rate, Fee and Term Schedule is published and effective, then 6%.

(cc)

“Shortage” shall mean the difference between a payment received by DSC and the amount owing, arising, due, or payable from Dealer to DSC with respect to a specific Advance for a specific item of DSC-Financed Inventory.

(dd)

“Terms and Conditions” shall mean all provisions of this Note with the exception of terms specifically relating to Dealer’s Floorplan Fees and Contract Rate and any other term referenced in Dealer’s Term Sheet.

(ee)

“Term Sheet” shall mean the addendum to this Note, as modified from time to time, which indicates specific terms regarding Dealer’s Credit Limit, Floorplan Fees, Contract Rate of interest, Period, principal reduction, and Number of Maturity Date Extensions.

(ff)	“Title” shall mean the certificate of title or other document evidencing ownership of a Unit issued by a duly authorized state, province or government agency.

(gg)	“UCC” shall mean the Uniform Commercial Code as enacted in the State where the Collateral is located and the version in effect as of the date of this Note.

(hh)	“Unit” shall mean any manufactured item, including vehicles for which a certificate of title or a MSO exists which is the subject of an Advance by DSC to Dealer under this Note.

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2.	GRANT OF SECURITY INTEREST: In order to secure full and prompt payment of all Liabilities and performance of all obligations of Dealer to DSC, Dealer hereby:

(a)

Grants to DSC, together with its subsidiaries, affiliates and assigns, a continuing security interest in all of Dealer’s assets and properties, wherever located, including without limitation, all Equipment of any kind or nature, all vehicles, vehicle parts, all Inventory now owned or hereafter acquired, without limitation, Purchase Money Inventory now owned or hereafter acquired, and all additions, accessions, accessories, replacements, and proceeds thereof; all documents, accounts, accounts receivable, chattel paper, and general intangibles now owned or hereafter acquired by Dealer together with the proceeds thereof; all of Dealer’s books and records relating to the foregoing (“Collateral”). This security interest is given to DSC to secure Dealer’s Liabilities to DSC under this Note, as may be amended from time to time, all without relief from valuation or appraisement laws.

(b)	Agrees to execute and deliver such financing statements and amendments thereto as DSC shall require from time to time.

3. INTEREST RATE. Interest shall accrue on all Dealer Liabilities in accordance with the following:

(a)

All outstanding Liabilities under this Note shall accrue interest (based upon a 360 day year), on a per annum basis and shall be compounded daily at the Base Rate plus the applicable Contract Rate, Risk Rate, or Default Rate until paid in full.

(b)

The Contract Rate stated on Dealer’s Term Sheet plus the Base Rate shall be the applicable rate of Interest accruing on all Dealer Liabilities, so long as there has not been a breach by Dealer of any representation or warrant made by Dealer under this Note, a breach by Dealer of any covenant or credit term required under this Note, or an event of default by Dealer under this Note.

(c)

In the event a breach of any representation or warranty made by Dealer under Paragraphs 3 or 4 of this Note occurs, or a breach by Dealer of a covenant or credit term required under Paragraph 4 or Paragraph 5 of this Note, the applicable rate of Interest accruing on all Dealer Liabilities shall be the Base Rate plus the Risk Rate.

(d)	In the event that an Event of Default occurs as defined in Paragraph 6 of this Note, the applicable rate of Interest accruing on all Dealer Liabilities shall be the Base Rate plus the Default Rate.

(e)

The Base Rate, Risk Rate or Default Rate may be amended or modified by DSC in DSC’s sole discretion by posting such amendment or modification on the DSC Published Base Rate and Fee Schedule. However, DSC may only increase the Base Rate, Risk Rate or Default Rate by 50 basis points in any one 30-day period.

4. DEALER’S REPRESENTATIONS, WARRANTIES AND COVENANTS: In order to induce DSC to make Advances hereunder, Dealer hereby represents, convents and warrants:

(a)	To sell, lease or rent DSC-Financed Inventory only in the ordinary course of Dealer’s business, and not to dispose of such DSC-Financed Inventory, except as herein provided.

(b)

To keep DSC-Financed Inventory only at Dealer’s Place of Business and not to remove said DSC-Financed Inventory from such place for a period exceeding twenty-four (24) hours, unless such item of DSC-Financed Inventory is the subject of a daily rental agreement, rent to own agreement, lease here pay here agreement, retail installment sales contract, or otherwise authorized in writing by DSC.

(c)

To keep DSC-Financed Inventory in good repair and insured against all physical risks in such amounts and under such policies issued by such insurance company as are deemed necessary and satisfactory by DSC. DSC shall be named “loss payee” to the extent DSC’s interest may appear. In the event Dealer fails to procure, maintain or provide proof of such insurance coverage, DSC may, in its sole discretion, purchase necessary insurance to protect its interests and collect the costs from Dealer pursuant to the terms of this Note. Dealer understands and agrees that DSC has an insurable interest in Dealer’s Collateral, including but not limited to, DSC-Financed Inventory, by virtue of Dealer’s pledge of Dealer’s Collateral as security to DSC as defined above, for the repayment of all Liabilities by Dealer to DSC under this Note. Additionally, to keep DSC-Financed Inventory held for rent to own or lease here pay here covered by an adequate service contract or warranty acceptable to DSC, and to keep such DSC-Financed Inventory equipped with a global positioning system (“GPS”) unit that is acceptable to DSC and is in working condition at all times.

(d)

To keep at all times complete and accurate records of Dealer’s business and to provide DSC upon demand copies of such records and financial information regarding Dealer’s business and financial condition as DSC may reasonably request. Dealer authorizes DSC to share such information and any other information relating to Dealer’s transaction with DSC to any and all persons or parties as DSC deems necessary.

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(e)

To allow DSC and its representatives to inspect the DSC-Financed Inventory during normal business hours and at other reasonable times and to inspect and make copies of Dealer’s books and records. Dealer shall pay DSC upon demand for the costs and expenses incurred by DSC or its representatives with such inspections of Dealer’s books and records and audits of Dealer’s DSC-Financed Inventory.

(f)

To hold all amounts received from the sale of an item of DSC-Financed Inventory in the form as received in trust for the sole benefit of and for DSC, and to remit such funds satisfying all amounts due DSC and owing by Dealer for the sold item of DSC-Financed Inventory within 24 hours of receipt of such funds.

(g)	That DSC may hold any sums or money belonging to or payable to Dealer and apply the same to any outstanding Liabilities of Dealer.

(h)

That any statement of Dealer’s account furnished to Dealer by DSC, to the extent no objection is made in writing by Dealer within 30 days after receipt of such statement, shall constitute a definitive statement of Dealer’s Credit Line and Liabilities as of the date of the statement and shall be binding upon Dealer.

(i)

To refrain from paying or declaring any dividends or distributions, redeeming of any capital stock, repaying subordinate debt or other loans to any principal or guarantor of Dealer’s Business, during anytime a Liability exists from Dealer to DSC.

(j)

To pay immediately and remain current with all levied taxes, assessments, charges and expenses which may now or hereinafter be levied or assessed against the Collateral and business. DSC may, in its sole discretion, pay such taxes, assessments, charges and expenses to protect its interests and thereafter collect the costs from Dealer pursuant to the terms of this Note.

(k)

That Dealer has obtained all necessary permits and licenses pursuant to local, state and federal law required to operate its business as a wholesale or retail seller, lessor or renter of the DSC-Financed Inventory and has complied with all filing requirements to operate as the entity or business type on record with the appropriate governmental office(s).

(l)

That no legal, arbitration, or administrative proceedings are pending or threatened against Dealer which could reasonably affect the Collateral or which materially and adversely affect the properties, business, prospects, or condition, financial or otherwise, of the Dealer or Dealer’s ability to honor its obligations hereunder.

(m)

That all payments made by Dealer to DSC via check or ACH, at the time of issuance, are written or drawn upon an account that contains immediately available funds sufficient to cover the dollar amount of the check or ACH.

(n)	That Dealer’s legal name and address as they appear in Paragraph 16 of this Note are accurate and complete.

(o)

That Dealer shall immediately notify DSC in writing of any change in Dealer’s legal name, address, business type, ownership, management or control and shall execute any documents necessary at DSC’s request to bring Dealer into compliance with this Note.

(p)	That Dealer and all guarantors are legally competent and have authority to enter into and execute this Note and any and all other documents.

(q)

That Dealer shall not disclose to any third party, without the written consent of DSC, any terms and conditions applicable to Dealer’s DSC Credit Line, whether such terms and conditions are contained in the Term Sheet or this Note.

(r)

That Dealer expressly authorizes and agrees to accept all mailings, facsimile transmissions and telephonic transmissions from DSC including, but not limited to, Credit Line information and promotional materials.

(s)

That Dealer may have an account with DSC where information can be accessed and transmissions can be sent through DSC’s website located at www.discoverdsc.com. Dealer shall have the means to control access to the account information by passwords and a dealer account number in accordance with policies and procedures set forth by DSC. To participate, Dealer shall execute all documents required by DSC to register for such additional service and shall abide by DSC’s policies and procedures set forth therein. Dealer agrees such documents shall be incorporated herein by reference and made part of this Note.

(t)

That Dealer shall use Advances solely for business purposes and not for personal, family or household purposes. This means, among other things, that Dealer may not use Advances to purchase a vehicle to be used for Dealer’s personal, family or household purposes.

5. CREDIT TERMS AND PROCEDURES:

(a)

The decision to make an Advance to Dealer is the exclusive right of DSC, and Dealer understands that DSC may refuse to make an Advance at any time, with or without cause and without prior notice to Dealer or any guarantors of such decision. Dealer is not obligated to finance any Inventory through DSC. If Dealer’s Place of Business is in California, the amount of the first Advance under this Note must be at least $5,000.00.

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(b)

All Dealer requests to DSC for an Advance for the purpose of acquiring Purchase Money Inventory with DSC funds, or financing previously-acquired Inventory with DSC funds must include a copy of the bill of sale for any Unit which is the subject of the request, indicating the actual purchase price and vendor, a completed Odometer Disclosure Statement, and the Unit’s certificate of title showing that it has been duly assigned to Dealer. If DSC elects to make any such Advance, the Advance shall be deemed an additional Liability under this Note from the date on which the Advance is made.

(c)

DSC is not required but may make, without notice to Dealer and without regard to the Dealer’s Credit Limit, Advance on Dealer’s behalf, for any Liability to a third party at any time Dealer is in default under the terms of this Note. If DSC elects to make any such Advance, the Advance shall be deemed an additional Liability under this Note from the date on which the Advance is made.

(d)

Dealer must be in complete compliance with this Note before an Advance request will be approved by DSC. Additionally, DSC may require certain other information from Dealer to be submitted on a certified and sworn affidavit including, but not limited to, a statement that Dealer has not used any Advance for any other purpose than its originally requested and verified purpose.

(e)

Dealer shall pay all liabilities to DSC at the offices of DSC, on demand and without notice, with respect to an item of DSC-Financed Inventory on the earlier of: (a) twenty-four (24) hours from the time Dealer receives payment by or on behalf of the purchaser of an item of DSC-Financed Inventory; (b) forty-eight (48) hours after the disposition by sale or otherwise of an item of DSC-Financed Inventory; or (b) the Maturity Date. DSC shall apply such payments to the DSC-Financed Inventory Liabilities incurred from said item of DSC-Financed Inventory. Notwithstanding anything herein to the contrary, if, after the disposition by sale or otherwise and subsequent payment to DSC as delineated above, a Shortage exists between any payments received by DSC and the DSC-Financed Inventory Liability with respect to an item of DSC-Financed Inventory, that Shortage shall be considered a Liability owed by Dealer to DSC and secured with Collateral other than DSC-Financed Inventory. Dealer shall pay to DSC at the offices of DSC all other Liabilities, on demand and without notice. The order and method of application of such payments of the Liabilities shall be in the discretion of DSC. Payments received by DSC after 5 pm as measured by Dealer’s Home Branch shall be applied the next business day.

(f)

If Dealer is in compliance with all other provisions of this Note, DSC may, in its sole discretion, permit an Extension of the Maturity Date relative to an item of DSC-Financed Inventory, upon the payment of Shortage, Interest, Floorplan Fee(s) and a principal reduction of the outstanding Advance relating to such item of DSC-Financed Inventory pursuant to this Note and as established in the Term Sheet.

(g)

So long as Dealer is not in default of this Note, Dealer may sell DSC-Financed Inventory to bona fide buyers in the ordinary and regular course of Dealer’s business, but nothing herein shall be deemed to waive or release any interest DSC may have hereunder or under any other agreement in any proceeds or replacements of the DSC-Financed Inventory. Upon the sale of any specific item of DSC-Financed Inventory, Dealer shall hold the amount received from the disposition of such DSC-Financed Inventory in Trust for the benefit of DSC, and Dealer shall pay to DSC, in accordance with this Note, an amount equal to the unpaid balance of the Liabilities relating to such specific item of DSC-Financed Inventory.

(h)

Dealer shall allow DSC’s officers, employees, agents, attorneys, designees and representatives access to Dealer’s books and records at the Dealer’s Place of Business to conduct an audit of Dealer’s DSC-Financed Inventory. Dealer shall be responsible for and agrees to pay all of DSC’s expenses in conducting such audit.

(i)

Upon request by Dealer to obtain, for a legitimate business purpose, the Title to a specific item of DSC-Financed Inventory held by DSC, DSC may consider said request and, in DSC’s sole discretion, grant such request. In the event DSC grants such request, Dealer must deliver to DSC a check or draft which is signed and dated on the date as of which the Dealer takes physical custody of the subject Title in an amount equal to the Liability relating to such specific item of DSC-Financed Inventory. The subject Title must be returned to DSC within the time period established by DSC or any outstanding Liability relating to any such Advance for such specific items of DSC- Financed Inventory shall become immediately due and payable, and DSC may deposit or present such check or draft for payment in partial or whole satisfaction thereof, whichever the case may be.

(j)

To protect DSC’s interest, Dealer authorizes DSC to obtain credit information from a credit bureau, and any financial institutions or trade creditor that Dealer has provided, as well as other credit investigation that DSC in DSC’s sole discretion deems necessary. Dealer also authorizes DSC to contact any third parties to disclose information, including information contained in the DSC application, for the purpose of, among other things, obtaining intercreditor agreements and perfection of DSC’s security interest. Further, if Credit Line is granted, Dealer authorizes DSC to review Dealer’s account periodically, which may include obtaining additional credit reports.

(k)

Dealer’s account is subject to “NSF” fees in the amount stated in the DSC Published Rate, Fee and Term Schedule or maximum amount permitted by law for each check or ACH issued by Dealer which is subsequently returned for insufficient funds, in addition to any charge or fee imposed by Dealer’s and/or DSC’s depository institution.

(l)

DSC may process checks electronically, at first presentment and any re-presentments, by transmitting the amount of the check, routing number, account number and check serial number to your financial institution. By submitting a check for payment, you authorize DSC to initiate an electronic debit from your bank account. When DSC processes your check electronically, your payment may be debited from your bank account as soon as the same day we receive your check and you will not receive that cancelled check with your bank account statement.

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(m)

Dealer’s account is subject to a late fee charge in the amount stated in the DSC Published Rate, Fee and Term Schedule or the maximum amount permitted by law for any item of DSC-Financed Inventory that Dealer fails to remit payment under this Note when due. Dealer acknowledges and agrees that the late fee charged by DSC is a reasonable estimate of DSC’s probable losses due to the delay, inconvenience, and administrative expenses associated with a late payment. Dealer’s account is subject to DSC Administrative Fees. Dealer acknowledges and agrees that any such DSC Administrative Fee charged by DSC is permitted under this Note and consents to the assessment of any such DSC Administrative Fee to Dealer’s account. Dealer further acknowledges and agrees that DSC Administrative Fees are subject to business and market conditions and may be adjusted unilaterally by DSC without notice to Dealer and at DSC’s sole discretion.

(n)

DSC maintains and publishes the “DSC Published Rate, Fee and Term Schedule” via posting the same on www.discoverdsc.com and in each DSC branch location. All such rates, fees and such amendments to the Terms and Conditions are published therein and incorporated herein by reference and made a part of this Note. With the exception of DSC Administrative Fees and Floorplan Fees, the rates and fees applied to Dealer’s Liabilities under this Note and the amended Terms and Conditions stated therein shall be the applicable rates and fees and amendments to the Terms and Conditions most recently published on the DSC Published Rate, Fee and Term Schedule. DSC may amend the rates and fees and amend the Terms and Conditions from time to time at DSC’s sole discretion and without additional Notice to Dealer other than the publication of such amendments on www.discoverdsc.com and in each DSC branch location.

(o)

Dealer waives demand, presentment for payment, notice of dishonor, protest and notice of protest, and expressly agrees that this Note and all payments coming due under it may be extended or modified, from time to time without in any way affecting Dealer’s liability under this Note. Dealer understands that this Note matures upon issuance, and that DSC may, at any time, and without notice to Dealer, with or without cause, demand that the Note be immediately paid in full. The demand nature of this Note does not limit DSC’s election of remedies upon a default by Dealer. At DSC’s option, DSC may reference a term of default for the purpose of permitting DSC to receive interest at the Default Rate. It is agreed that DSC may demand partial payments under this Note, and said partial demand shall not change DSC’s rights under this Note.

6. EVENT OF DEFAULT: The occurrence of any of the following events shall be considered an event of default under this Note (“Event of Default”):

(a)

The Dealer fails to perform any of its obligations, undertakings or covenants under this Note, fails to adhere to a credit term under this Note, including but not limited to, failure to make payment upon maturity or upon demand of any outstanding Liability under this Note; or

(b)

Any warranty or representation made by the Dealer proving to have been false or misleading in any material respect when made, or any schedule, certificate, financial statement, report, notice, or other writing furnished by Dealer to DSC proving to have been false or misleading in any material respect when made or delivered; or

(c)	Any damage or destruction of a substantial part of the Collateral occurs and appropriate insurance naming DSC as “Loss Payee” is not in effect; or

(d)

The Dealer becomes insolvent or consents to the appointment of a trustee, receiver or other custodian for the Dealer or any property thereof, or makes a general assignment for the benefit of creditors; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or a dissolution or liquidation proceeding is commenced in respect of the Dealer; or

(e)	Any material change in the management, ownership or control of Dealer; or

(f)	The voluntary or administrative dissolution, death or incompetence of Dealer or any Guarantor of this Note; or

(g)	Any change in the financial condition of Dealer or Guarantor(s) that DSC in good faith deems adverse; or

(h)	DSC in good faith deems itself insecure for any reason.

7. RIGHTS AND REMEDIES: Upon an event of default, DSC may, at its option and without notice, exercise any of the following rights in a separate, successive or concurrent fashion and such exercise of any right shall not preclude pursuit of other rights and remedies at a later time:

(a)

Demand immediate payment of all Liabilities under this Note and all other indebtedness owed to DSC by Dealer. DSC shall have all the rights and remedies available hereunder, at law or in equity, including without limitation, the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the Collateral is kept. These rights and remedies include the right to cancel any unfunded Advances, to enter into Dealer’s premises with or without legal process, but without force, and to take possession and remove the Collateral. At DSC’s request and to the extent Dealer may lawfully do so, Dealer shall assemble, prepare for removal and make available to DSC at a place designated by DSC which is reasonably convenient for DSC and Dealer, such items of Collateral as DSC may deem sufficient to cover all Dealer’s Liabilities to DSC; and

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(b)

Initiate proceedings to appoint a receiver in any court of competent jurisdiction. Dealer waives the right to notice and hearing of the appointment of a receiver and consents to the appointment without requiring DSC to post a bond; and

(c)	To the extent allowed by law, Dealer gives consent to DSC to proceed in any action to collect on or execute against any and all bonds that Dealer has posted with any governmental authorities; and

(d)

Without limiting the foregoing, DSC may take control of any funds generated by the Collateral, and in DSC’s name or Dealer’s name, demand, collect, receipt for, settle, compromise, sue for, repossess, accept returns of, foreclose or realize upon any Collateral. Dealer waives any and all rights it may have to notice prior to seizure by DSC of any Collateral. Dealer agrees that private sale of any item financed by DSC at the amount owed to DSC on that item, less costs reasonably incurred by DSC in preparation of disposition of the Collateral, shall be a commercially reasonable method of disposition of the Collateral. Dealer shall be liable to DSC for any deficiency resulting from DSC’s disposition of the Collateral. Dealer agrees that the Collateral is of the type customarily sold on a recognized market and that DSC therefore has no obligation to notify Dealer prior to a sale. However, Dealer agrees that ten (10) days prior written notice of public sale date or the date after which a private sale may occur shall be reasonable notice. DSC shall not be responsible for the accuracy or validity of any document or for the existence or value of any Collateral. DSC shall not be required to marshal any assets in favor of Dealer. DSC has no obligation to pursue any third person for any Liability or obligation owed to Dealer. Dealer further agrees to pay reasonable attorney fees and collection costs incurred by DSC in enforcing this Note after an event of default by Dealer. To the extent not prohibited by law, Dealer waives all appraisement, valuation, anti-deficiency, homestead, exemption or usury laws now or hereafter in effect and releases all right to appeal after payment in full.

8. OTHER RIGHTS: To the extent DSC has any rights and remedies against Dealer pursuant to any other agreement between DSC and Dealer, those rights and remedies shall be in addition to, and not in lieu of, the rights and remedies provided for under this Agreement.

9. POWER OF ATTORNEY: Dealer shall execute an irrevocable Power of Attorney in DSC’s favor and such Power of Attorney shall be incorporated herein by reference and made a part of this Note.

10. GUARANTY(IES): Dealer shall cause each owner of Dealer to execute a Guaranty. If Dealer is owned in whole or in part by a legally recognized business entity or trust, then Dealer shall cause said entity or trust to execute a Corporate Guaranty in addition to any other required Guaranties. All such and the same shall be incorporated herein by reference and made a part of this Note

11. TERM SHEET(S): Prior to an Advance under this Note, Dealer shall execute a Term Sheet for each unique set of terms applicable to Dealer, which may be amended from time to time, and the same shall be incorporated herein by reference and made a part of this Note.

12. ASSIGNMENT: This Note may be assigned by DSC but Dealer may not assign this Note without the prior written consent of DSC.

13. INDEMNIFICATION: Dealer shall indemnify and hold DSC harmless from and against all, loss, damage, costs, or expenses of whatever kind or nature relating to claims of third parties arising out of or in any way connected to this Note or Dealer’s business affairs including, without limitation, attorneys’ fees and expenses incurred both in the defense of any action against DSC and in any action to enforce these indemnity rights as against the Dealer.

14. NO JOINT VENTURE OR PARTNERSHIP: Nothing contained herein shall confer upon DSC or Dealer any interest in, or subject either of them to any liability for, or in respect of the business, assets, profits, losses or liabilities of the other. This Note does not constitute and shall not be characterized as a joint venture or partnership between DSC and Dealer. Nothing in this section shall limit or restrict the respective obligations and undertakings of DSC and Dealer hereunder.

15. AMENDMENT, MODIFICATION AND MERGER: This Note and all documents incorporated herein by reference are intended by the parties as an amendment and restatement of any prior Demand Promissory Note and Security Agreement(s) between DSC and Dealer. With the exception of the amendments and modifications referenced in Paragraphs 3 and 5 above, this Note may not be modified or amended except upon the written consent of DSC and Dealer. However, descriptions of specific items of DSC-Financed Inventory, amounts and terms of Advances, Maturity Date Extensions, Interest, Base Rates, Risk Rates, Default Rates, DSC Administrative Fees, DSC Universal Fees, late fees, NSF Fees, Terms and Conditions and other charges allowed by this Note may be proven by ordinary course of business records of DSC.

16. EXECUTION: The parties understand and agree that DSC may execute this Note and all corresponding documents by affixing an authorized DSC Officer’s signature via signature stamp. Dealer may only execute this Note by original signature. A facsimile reproduction of such authorized DSC Officer’s signature and Dealer’s signature on the Note and all corresponding documents shall be deemed original signatures.

17. NOTICES: All notices, requests and demands to or upon the respective parties hereto, including Service of Process of any legal proceeding initiated by either party, shall be deemed to have been duly given or made: if by hand or by facsimile, immediately upon the Business Day of receipt, if received before 5 p.m., recipient’s time, otherwise on the next Business Day; if by Federal Express, Express Mail or any other overnight delivery service with proof of next day delivery on a Business Day, one (1) Business Day after dispatch; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the address set forth herein:

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To DSC:	Dealer Services Corporation, 1320 City Center Drive, Suite 100, Carmel, IN 46032
Telephone (317) 571-3721 Facsimile: (317) 571-3737

To Dealer:	CARBIZ AUTO CREDIT AQ, INC.
7115 16TH STREET EAST #105, SARASOTA, FL 34243
941-952-9255/FAX 941-308-2718

18. NO WAIVER: No failure or delay by DSC in exercising any right, power, or privilege under this Note will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege.

19. TERMINATION: No termination of this Note shall alter Dealer’s obligations and Liabilities relating to amounts funded or committed prior to the effective date of such termination, and all rights and remedies, including without limitation, the security interest granted herein and the rights of DSC as a secured party hereunder, shall extend until all Liabilities owed by Dealer to DSC have been satisfied.

20. LEGAL FEES AND COLLECTION COSTS: Dealer shall pay to DSC all reasonable legal fees, expenses and collection costs incurred as a result of Dealer’s default or failure of any obligation under this Note.

21. SEVERABILITY: Any provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provision of this Agreement in any other jurisdiction.

22. GOVERNING LAW: The validity, enforceability and interpretation of this Note shall be governed by the laws of the State of Indiana without regard to conflicts of laws provisions thereof. However, in the event Dealer’s Place of Business is in the State of California, the validity, enforceability and interpretation of this Note shall be governed by the laws of the State of California without regard to conflicts of laws provisions thereof, and each Advance made under this Note shall be deemed made pursuant to and under the authority of a license issued under the California Finance Lenders Laws.

23. JURISDICTION AND VENUE: As evidenced by Dealer’s signature below, Dealer submits to the personal jurisdiction and venue of the state or federal courts of Marion and Hamilton County, Indiana and agrees that any and all claims or disputes pertaining to this Note or to any matter arising out of or related to this Note initiated by Dealer against DSC shall be brought in the state or federal courts of Marion or Hamilton County, Indiana. Further, Dealer expressly consents to such jurisdiction and venue of the state or federal courts in Marion and Hamilton County, Indiana as to any action brought in such court by DSC and waives any claim of inconvenient forum with respect to any such action. DSC reserves the right to initiate and prosecute any action against Dealer in any court of competent jurisdiction, and Dealer consents to such Forum as DSC may elect. However, in the in the event this Note is made and entered into in the State of California, the state or federal courts located in the State of California shall have jurisdiction to hear and determine any claims or disputes between the parties pertaining to this Note or to any matter arising out of or related to this Note. Each party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such Court, and each party hereby waives any objection which such party may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens, and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such Court.

24. WAIVER OF BOND: Dealer waives, to the extent permitted by law, any bond or surety or security on such bond which might, but for this waiver, be required of DSC.

25. WAIVER OF JURY TRIAL: DEALER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE OR ANY COURSE OF CONDUCT, STATEMENT, WHETHER ORAL OR WRITTEN, OR ACTIONS OF THE DEALER. THE DEALER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL HAVE NOT BEEN DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY DSC EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BOTH DEALER AND DSC.

26. JUDICIAL REFERENCE. IF DEALER’S PLACE OF BUSINESS IS WITHIN THE STATE OF CALIFORNIA, THE FOLLOWING PROVISIONS APPLY:

IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN THE PRECEDING PARAGRAPH IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, DEALER AND DSC HEREBY AGREE AS FOLLOWS: (A) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBPARAGRAPH B BELOW, ANY CLAIM WILL BE RESOLVED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1.

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(B) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A REFERENCE PROCEEDING: (1) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF), (2) APPOINTMENT OF A RECEIVER AND (3) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS NOTE DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (1) - (3) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PROCEEDING PURSUANT TO THIS NOTE.

(C) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). A REQUEST FOR APPOINTMENT OF A REFEREE MAY BE HEARD ON AN EX PARTE OR EXPEDITED BASIS, AND THE PARTIES AGREE THAT IRREPARABLE HARM WOULD RESULT IF EX PARTE RELIEF IS NOT GRANTED.

(D) ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(E) THE REFEREE SHALL APPLY THE RULES OF DISCOVERY AND EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA TO THE REFERENCE PROCEEDING AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

27. HEADINGS: Paragraph headings used in this Note are for reference only and shall not affect the construction of this Note.

WHEREFORE, the parties have, by their duly authorized representatives, executed this Note on the _____ day of __________, 20___.

Accepted By:

Dealer:

By:_______________________________________________

                           Dealer Services Corporation

By: _________________________________________________

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TERM SHEET

Dealer:	Dealer’s Home Branch: DSC CORPORATE

Dealer Number:	Date of Original Note:

Term Plan Type: RTO

          The following, as defined in the Demand Promissory Note and Security Agreement, shall apply effective immediately to any Advance made by DSC to Dealer under the Note and pursuant to this Term Sheet:

          Floorplan Fee, Period, Principal Reduction & Extensions: The Floor Plan Fee shall be tiered pursuant to the amount of the Advance for any Unit floored as follows: For an Advance for a Unit up to but not more than $3,000.00 the Floor Plan Fee shall be $35.00; For an Advance for a Unit equal to or greater than $3,001.00 but not more than $6,000.00, the Floor Plan Fee shall be $40.00; For an Advance for a Unit equal to or greater than $6,001.00 but not more than $8,000.00, the Floor Plan Fee shall be $45.00; For an Advance for a Unit equal to or greater than $8,001.00 but not more than $10,000.00, the Floor Plan Fee shall be $58.00; For an Advance for a Unit equal to or greater than $10,001.00 the Floor Plan Fee shall be $150.00; For each extension of the Maturity Date, the Floor Plan Fee shall be the same as the Floor Plan Fee for the original period for the specific Unit. The Period and Principal Reduction for any one Advance made pursuant to this Term Sheet shall be as follows:

Period	Number of Days in Period	Required Principal Reduction to Extend Maturity Date	Floorplan Fee
1	30	3.5%	SEE ABOVE
2	30	3.5%	SEE ABOVE
3	30	3.5%	SEE ABOVE
4	30	3.5%	SEE ABOVE
5	30	3.5%	SEE ABOVE
6	30	3.5%	SEE ABOVE
7	30	3.5%	SEE ABOVE
8	30	3.5%	SEE ABOVE
9	30	3.5%	SEE ABOVE
10	30	3.5%	SEE ABOVE
11	30	3.5%	SEE ABOVE
12	30	3.5%	SEE ABOVE
13	30	3.5%	SEE ABOVE
14	30	3.5%	SEE ABOVE
15	30	3.5%	SEE ABOVE
16	30	3.5%	SEE ABOVE
17	30	3.5%	SEE ABOVE
18	30	3.5%	SEE ABOVE
19	30	3.5%	SEE ABOVE
20	30	3.5%	SEE ABOVE
21	30	3.5%	SEE ABOVE
22	30	3.5%	SEE ABOVE
23	30	3.5%	SEE ABOVE
24	30	3.5%	SEE ABOVE

          Contract Rate: The Contract Rate of interest shall accrue on all Liabilities, including but not limited to, Inventory Advances at the Base Rate plus 2.5% per annum compounded daily unless otherwise provided for pursuant to the Terms and Conditions of the Note.

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Dealer may pay the Floorplan Fee at the time of the Advance to avoid incurring interest charges thereon. If Dealer elects not to pay the Floorplan Fee at the time of the Advance, the Interest on the Floorplan Fee will accrue per the terms of this Note. By initialing the box at the end of this sentence, Dealer acknowledges that Interest will accrue on the Floorplan Fee per terms of the Note. ______. Dealer shall not be entitled to extend any one Advance made pursuant to this Term Sheet beyond the last defined Period above.

Before DSC will approve directly funding the bank account of Dealer for any Advance, Dealer acknowledges that DSC must hold a first priority security interest in all Dealer’s DSC-Financed Inventory. _______.

Executed by the undersigned duly authorized representatives effective as of the _____ day of__________, 20___.

Dealer:

Dealer Services Corporation
By:
	CARL W. RITTER	By: ________________________________________
Title:	CHIEF EXECUTIVE OFFICER	Officer

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